                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 19, 2001




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                    1-12881               75-2085454
   (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)



                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation and/or printed brochure, to investors in various presentations commencing June 19, 2001.



SLIDE 1

COVER SLIDE

"Banc of America Energy Conference 2001"

"Lone Star Technologies, Inc."

Graphic representation of various tubing products and of seal with star at its center, encircled by the words, "Lone Star Steel - The Tubular Experts."



SLIDE 2

COMPANY REPRESENTATIVES

Rhys J. Best, Chairman, President and CEO

Charles J. Keszler, Vice President and CFO



SLIDE 3

INVESTMENT CONSIDERATIONS

         -     Leading Market Positions

         -     Attractive Industry Dynamics

         - Broadest Product Offering and Increased Flexibility through Strategic Alliances

         -     Technological Leadership

         -     Asset Optimization Program

         -     Flexible Cost Structure and Strong Credit Profile

         -     Experienced Management Team

         -     Operational Experience

         -     Conservative fiscal management

         - Strong record managing business cycles; first to scale back and leader in upcycle



SLIDE 4

COMPANY OVERVIEW

Lone Star's products serve the expanding oilfield exploration and production markets and the growing power generation market

Graphic composed of a rectangle labeled "Lone Star Technologies, Inc." centered above three rectangles arranged horizontally left to right and labeled "Oilfield Products," "Specialty Tubing" and "Flat Rolled/Other." Lines connect the top rectangle to each of the three bottom rectangles.

Beneath the rectangle labeled, "Oilfield Products" are the words, "Leading marketer and manufacturer of premium casing, tubing, and line pipe for oil and gas exploration, production and transmission."

Beneath the rectangle labeled, "Specialty Tubing" are the words, "Leading manufacturer of specialty tubing products for the power generation, industrial and automotive industries."

Beneath the rectangle labeled, "Flat Rolled/Other" are the words "Flat rolled and other industrial tubular products."



SLIDE 5

COMPANY OVERVIEW

Lone Star has one of the world's largest energy tubular product offerings for exploration and production, gathering and transmission, and electrical power generation.

Graphic Composed of horizontally-positioned cylinders arranged into six rows. The top row consists of five cylinders arranged left to right and labeled as follows: "Exploration/Production," "Distribution," "Generation," "Transmission" and "Service."

The second row from the top consists of the following: 1) a cylinder labeled "Oilfield Tubular Products" placed under the cylinders labeled
"Exploration/Production" and "Distribution"; and 2) a cylinder labeled "Heat Recovery Products" placed under the cylinders labeled "Generation," "Transmission" and "Service."

The third row from the top consists of the following: 1) a cylinder labeled "Casing" placed under the cylinder labeled "Exploration/Production"; and 2) a cylinder labeled "Engineered Products" placed under the cylinders labeled "Generation" and "Transmission."

The fourth row from the top consists of the following: 1) a cylinder labeled "Tubing" placed under the cylinder labeled "Exploration/Production"; and 2) a cylinder labeled "Boiler Tubes" placed under the cylinders labeled "Generation," and "Transmission."

The fifth row from the top consists of the following: 1) a cylinder labeled "Line Pipe" placed under the cylinders labeled "Exploration/Production," "Distribution" and "Generation"; and 2) a cylinder labeled "Finned Tubulars" placed under the cylinders labeled "Generation" and "Transmission."

The sixth row from the top consists of a cylinder labeled "Fabrication" placed under the cylinders labeled "Generation" and "Transmission."



SLIDE 6

COMPANY OVERVIEW

Two pie charts entitled "Revenues and EBITDA by Segment (for the three months ended March 31, 2001)." The pie chart on the left reflects revenues of the following amounts for the following segments: 1) Oilfield Products - 64%; 2) Specialty Tubing Products - 26%; and 3) Flat Rolled/Other - 10%. The pie chart on the right reflects EBITDA of the following amounts for the following segments: 1) Energy Products - 74%; and 2) Specialty Tubing Products - 26%. A footnote to the second pie chart states that "Flat Rolled/Other had EBITDA of $(0.7) million."

LTM 3/31/01 Net Revenue: $668 million

LTM 3/31/01 EBITDA: $81 million



SLIDE 7

COMPANY OVERVIEW

         -     Historical Profile

               -     Almost 50 years of oilfield products innovations

               - Over 10 years of continuous expansion of OCTG and line pipe products

               -     More than 35 years of finned tubing technology development

               - Over 20 years of product development for specialty precision mechanical tubulars

         -     Geographic Oilfield Proximity

               - 79% of U.S. oil and gas wells drilled in 2000 were within 750 miles of Lone Star's mills.

Graphic representation of map of United States showing locations of Lone Star's mills. A circle encloses 79% of U.S. oil and gas wells drilled in 2000.



SLIDE 8

OILFIELD PRODUCTS

         -     Oil Country Tubular Goods

               - Casing, used as a retainer wall for oil and gas wells (75% of revenues)

               - Production Tubing, transports oil and gas from wells to the surface (25% of revenues)

Graphic representation of a drilling platform on a body of water with pipe running underneath.

         -     Line Pipe

               - Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries

Graphic representation of petroleum transmission lines running from a body of water to the shore.

Significant users include: Anadarko Petroleum, Apache Corporation, Burlington Resources Inc., Coastal Corporation, Exxon Mobil Corporation, Spirit, and Texaco Inc.



SLIDE 9

OILFIELD PRODUCTS

Lone Star, through two wholly-owned and six alliance mills, brings to its customers the broadest offering of casing, tubing, and line pipe in the United States, including an extensive array of premium alloy grade tubulars for deep target and ultra-deepwater drilling.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.



SLIDE 10

OILFIELD PRODUCTS

Excellent Business Fundamentals

         -     Broadest OCTG and line pipe product range in North America

         -     State of the art facilities

         -     45 year history

         -     Strong relationships with largest operators

         - In April 2000, acquired Bellville Tube Corporation, a leading producer of production tubing and casing

Pie chart entitled, "Q1 2001 OCTG Revenues," which reflects revenues of 61% for Premium OCTG and 39% for Other OCTG.



SLIDE 11

OILFIELD PRODUCTS

Through our 2 wholly-owned oilfield tubular manufacturers and 6 alliance mills, we have the broadest OCTG and line pipe product range in North America.

Graphic illustrates the following seven different tubular size ranges: 1) 60 - 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches,
5) 8 5/8 - 4 1/2 inches, 6) 4 1/2 - 2 3/8 inches, and 7) 1 inch. The graphic illustrates Lone Star's broad range of OCTG and line pipe product.

The range for Seamless is as follows: 1) approximately 10 3/4 - 8 5/8 inches, and 2) 8 5/8 - 4 1/2 inches.

The range for Seam Anneal is as follows: 1) approximately 24 to 16 inches, 2) 16
- 10 3/4 inches, 3) 10 3/4 - 8 5/8 inches, 4) 8 5/8 - 4 1/2 inches, and 5) 4 1/2 to approximately 2 3/8 inches.

The range for DSAW is as follows: 1) 60 - 16 inches, and 2) 24 - 16 inches.

The range for Full Body Normalized is as follows: 1) 16 - 10 3/4 inches, 2) 10 3/4 - 8 5/8 inches, 3) 8 5/8 - 4 1/2 inches, 4) 4 1/2 - 2 3/8 inches, and 5) 1 inch.

The range for Lone Star is as follows: 1) 60 - 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches, 5) 8 5/8 - 4 1/2 inches, 6) 4 1/2
- 2 3/8 inches, and 7) 1 inch.



SLIDE 12

OILFIELD PRODUCTS

         -     Alliance Mill Strategy

               -     Extends commercial leadership

               -     Expands product range

               -     Balances production

               -     Supports customer initiatives

               -     Increases profits

               -     Lowers capital risk

               -     Maintains high quality standards

               -     Developed over the last seven years

         -     Alliance Mills

               -     OCTG

                     Rocky Mountain

                     Texas Tubular

                     Tubo Caribe

               -     Line Pipe

                     Tex-Tube

                     USS McKeesport

                     Welspun

25% of Oilfield Revenues

SLIDE 13

SPECIALTY TUBING

Finned Tubular Products

         - Serve expanding combined-cycle electrical power generation markets

         -     Largest manufacturer of heat recovery finned tubulars

         -     Vertically integrated manufacturing with key patented processes

Graphic illustrates a section of Fintube finned tube.



SLIDE 14

SPECIALTY TUBING

Combined-Cycle Power Generation

         -     Finning machines in United States, Canada and Mexico

         -     New Heat Recovery Steam Generator fabrication facilities in
               Oklahoma

Graphic representation of heat recovery steam generation ("HRSG") power plant using finned tubular products.



SLIDE 15

SPECIALTY TUBING

Precision Mechanical Tubing

         - High value-added, custom made tubulars used in industrial, fluid power and automotive applications

         - Recent capital investments for expanded capacity, productivity and yield improvements

         - Third largest (25% of domestic capacity) Drawn over Mandrel operation in the world

Two graphic representations of precision mechanical tubular products. One graphic depicts a cluster of Lone Star Steel precision mechanical tubulars. The second graphic depicts a hydraulic steam shovel in which precision mechanical tubulars are used as component parts.



SLIDE 16

FLAT ROLLED/OTHER PRODUCTS

         -     Steel is a raw material, not a strategy

         -     Maximum procurement flexibility for lower cost steel

         - Coil slitting services: automotive, appliance, industrial, finning material

         -     Coil slitting and slab ripping facilities

Three graphic representations. One graphic is entitled "Slabs" and depicts heated steel slabs. The second graphic is labeled "Coils" and depicts flat rolled steel. The third graphic is labeled "Scrap" and depicts molten steel.



SLIDE 17

INDUSTRY OVERVIEW

Natural Gas Demand Continues to Grow

         -     Natural gas demand is expected to increase 3% annually

               -     Electricity generation will create 47% of demand growth

Bar graph entitled "Annual Demand" comparing the annual demand for year 2000 of 22 trillion cubic feet ("Tcf") with the expected annual demand for year 2010 of 29 Tcf and showing the expected annual growth rate of 3%.

Pie chart entitled "Demand Increase by Sector," reflecting demand increases of the following amounts for the following sectors: 1) Electricity Generation - 47%; 2) Industrial - 23%; 3) Residential - 19%; and 4) Commercial - 11%.

Slide 17 attributes the source of certain information contained in such slide to the National Petroleum Council.

SLIDE 18

INDUSTRY OVERVIEW

Exploration and Production Spending is Increasing

Linear graph entitled, "Increasing Rig Count and Flat Gas Production." Graph plots Daily Production with respect to billions of cubic feet per day ("Bcf/d") and Gas Rig Count at the following amounts for the following dates:

01/94             Daily Production (Bcf/d), 50.0 to 55.0
                  Gas Rig Count, 400 to 450

07/95             Daily Production (Bcf/d), 50.0 to 55.0
                  Gas Rig Count, 350 to 400

01/97             Daily Production (Bcf/d), 50.0 to 55.0
                  Gas Rig Count, 450 to 500

07/98             Daily Production (Bcf/d), 50.0 to 55.0
                  Gas Rig Count, approximately 550

01/00             Daily Production (Bcf/d), 50.0 to 55.0
                  Gas Rig Count, 600 to 650

Linear graph entitled, "Capital Required for Expansion." The graph plots the capital required for expansion, in billions of dollars, for the following industries for the following years:

1999     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas Exploration and Production ("E&P") - approximately $30.0

2003     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2007     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $40.0 to $50.0

2011     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2015     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $60.0

Slide 18 attributes the source of certain information contained in such slide to the Energy Information Administration, Baker Hughes, Oil and Gas Journal and National Petroleum Council.



SLIDE 19

INDUSTRY OVERVIEW

More Rigs Drilling Deeper Wells

         73% of active U.S. rigs are drilling wells deeper than 8,000 ft.

Bar graph illustrating the following six month averages for the number of rigs drilling wells deeper than 8000 ft.:

1/99 through 6/99 - 457
7/99 through 12/99 - 635
1/00 through 6/00 - 722
7/00 through 12/00 - 776

Slide 19 attributes the source of certain information contained in such slide to Smith International.



SLIDE 20

WELL DEPTH INCREASES TUBULAR CONSUMPTION AND PREMIUM PRODUCT DEMAND

Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

         - An oil well drilled to a depth of 5000 feet, which consumes 800 feet of tubing ranging from 8 5/8 to 9 5/8 inches, 5000 feet of tubing ranging from 4 1/2 to 5 1/2 inches and 5000 feet of tubing ranging from 2 3/8 to 2 7/8 inches, for a total of 10,800 feet of tubing and a total weight of 50 tons.

         - A gas well drilled to a depth of 10,000 feet, which consumes 2000 feet of 13 3/8 inch tubing, 7,000 of 9 5/8 inch tubing, 10,000 feet of tubing ranging from 7 to 7 5/8 inches and 10,000 feet of 2 7/8 inch tubing, for a total of 29,000 feet of tubing and a total weight of 600 tons.

         - An offshore well drilled to a depth of 15,000 feet, which consumes 3,000 feet of tubing ranging from 16 to 20 inches, 11,000 feet of 11 7/8 inch tubing, 13,000 feet of 9 5/8 inch tubing, 15,000 feet of tubing ranging from 7 to 7 5/8 inches, and

               15,000 feet of 2 7/8 inch tubing, for a total of 57,000 feet of tubing and a total weight of 1,100 tons.



SLIDE 21

INDUSTRY OVERVIEW

Combined-cycle Power Generation Market Relies on Finned Tubes

Combined-cycle power generation additions are expected to increase approximately 500% over the next 5 years.

Bar graph showing the amount of Gigawatts generated by combined cycle generation and other sources for each of the following years:

2000     Combined cycle - 15 Gigawatts
         Other - 60 Gigawatts

2005     Combined cycle - 75 Gigawatts
         Other - 170 Gigawatts

2010     Combined cycle - 115 Gigawatts
         Other - 220 Gigawatts


Slide 21 attributes the source of certain information contained in such slide to the Department of Energy.



SLIDE 22

STRATEGY - COMMERCIAL LEADERSHIP

Operational Excellence and Increased Product Offering

         -     Commercial Alliance Expansion

         -     Product expansion and enhancements

         -     New product applications

         -     Capital investments

Recent Achievements

         -     Two recent line pipe alliances

               - Allows Company to offer widest line pipe product offering in North America

         - Began manufacturing high-strength tubulars on third production line

         - Production expansion for finned tubing facilities in Canada and Mexico

               - Supply growing customer demand as power plant construction continues to accelerate



SLIDE 23

STRATEGY - TECHNOLOGY LEADERSHIP

Full-body normalized

         -     Competes with seamless

         -     Critical applications

         -     Lower capital cost

         -     Superior performance

Graphic representation of an example of ERW, full body normalized oil country tubular goods.

Expandable casing

         -     Ability to drill deeper

         -     Developed for Shell Oil / Halliburton JV

         -     Proven successful with 30+ applications

         -     The leading supplier of expandable casing

Graphic "cut-away" representation of Lone Star Steel's expandable casing.



SLIDE 24

STRATEGY - TECHNOLOGY LEADERSHIP

Critical Applications

         -     Marathon      Expandable casing run at over 13,000 feet

         -     Phillips      1st Gulf of Mexico subsalt development platform

         -     Conoco        Deepest well drilled from a semisubmersible
                             Longest 7" casing string Longest, heaviest liner string

         -     Spirit        Newest drillship, Maiden Voyage, all LSS casing

         -     Amoco         Longest 9 7/8" casing string

         -     Lavaca        138 mile 14" and 12" onshore pipeline

         -     EEX           70 mile offshore pipeline at water depth of
                             1,250 feet

                             Deepest Gulf of Mexico well in Year 2000; Total depth almost 27,000 feet in 2,700 feet of water

         -     Shell Oil     First ultra-deepwater expandable casing; water
                             depth of 7,800 feet



SLIDE 25

Financial Overview
Chuck Keszler
Chief Financial Officer




SLIDE 26

STRONG FINANCIAL PERFORMANCE

Bar graph entitled "Historical Revenues" reflecting the following revenues for the following years (1998-2000 revenues are pro forma for the Fintube and Bellville Acquisitions):

1996           $549.0 million

1997           $654.0 million

1998           $504.0 million

1999           $444.0 million

2000           $645.0 million

LTM 3/31/01    $668.1 million

Revenue Drivers

         -     Oilfield Products

               -     Expected oil and gas prices

               -     Average rig counts

               -     Drilling activity and well depth

         -     Specialty Tubing Products

               -     Power plant construction

               -     Cost of alternative power generation fuels

               -     Industrial activity

         -     Flat Rolled Steel

               -     Material costs

               -     Regional demand



SLIDE 27

STRONG FINANCIAL PERFORMANCE

Bar graph entitled "Historical EBITDA" reflecting the following EBITDA numbers for the following years (1998-2000 EBITDA is pro forma for the Fintube and Bellville Acquisitions and is adjusted for special charges):

1996           $43.6 million

1997           $58.9 million

1998           $12.1 million

1999           $34.7 million

2000           $73.6 million

LTM 3/31/01    $80.5 million

EBITDA Margin Drivers

         -     Raw Materials

               -     Flexibility from multiple sources

         -     Labor

               -     Schedule mills on a weekly basis

               -     Reduced workforce 54% in last downcycle

         -     Energy

               - Combination of contracts, spot market purchases and in-house production

         -     Overhead

               -     Maximize plant level accountability



SLIDE 28

STRONG FINANCIAL PERFORMANCE

A table containing the following information:

                       Pro Forma for the
                       Fintube and Bellville
                        Acquisitions
                                FYE         FYE          LTM          QTR
                               1999        2000        3/31/01      3/31/01
                              -----       ------       -------      -------
Operating Data:

Revenues                      $444.4      $645.3       $668.1       $179.4
Gross Profit                    42.7        85.9         92.5         24.5
EBITDA                          34.7        76.2         80.5         22.5
Diluted EPS                   $  0.20     $  1.59      $  1.85      $  0.55

Margins:

Gross Profit                     9.6%       13.3%        13.8%        13.7%
EBITDA                           7.8%       11.8%        12.0%        12.5%

SLIDE 29

PRO FORMA CAPITALIZATION

A table containing the following information:

                                                                                As
                                                  $49.8mm        $150mm      Adjusted
                                        3/31/01    Stock     Sr. Sub. (a)     3/31/01
                                        -------   -------    ------------    --------
Total Assets                             521.6     49.8          22.8         594.2
Total Liabilities                        251.9       --          22.8         274.7
                                        ------     ----          ----         -----
Equity                                   269.7     49.8            --         319.5


Total Borrowings(b)                      127.2       --          22.8         150.0
Debt to Total Cap                         32.1%      --            --          32.0%

Cash and Equivalents                      37.5     49.8          17.8         107.1(c)
Borrowing Availability                    54.1       --          45.9         100.0
                                        ------     ----          ----         -----
Total Liquidity                           91.6     49.8          63.7         207.1
                                        ======     ====          ====         =====


(a)      Incremental debt.
(b)      3/31/01 Total Borrowings includes $7.6 million of Slab Financing.
(c)      Cash includes $1.0 million of fees related to the equity offering.



SLIDE 30

INVESTMENT CONSIDERATIONS

         -     Leading Market Positions

         -     Attractive Industry Dynamics

         - Broadest Product Offering and Increased Flexibility through Strategic Alliances

         -     Technological Leadership

         -     Asset Optimization Program

         -     Flexible Cost Structure and Strong Credit Profile

         -     Experienced Management Team

               -     Operational Experience

               -     Conservative fiscal management

               - Strong record managing business cycles; first to scale back and leader in upcycle





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LONE STAR TECHNOLOGIES, INC.



                                       By:      /s/ Charles J. Keszler
                                       ---------------------------------------
                                                Charles J. Keszler
                                                Vice President and Chief
                                                Financial Officer



Date:  June 18, 2001